                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                      Starboard Value and Opportunity
                                           Master Fund Ltd

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Starboard Value and Opportunity S LLC

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Starboard Value GP LLC

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Starboard Principal Co LP

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Starboard Principal Co GP LLC

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Starboard Value and Opportunity C LP

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Starboard Value R LP

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:          01/13/15

Name:                                       Starboard Value R GP LLC

Address:                                    777 Third Avenue, 18th Floor
                                            New York, NY 10017

Date of Event Requiring Statement:          01/13/15